Exhibit 10.9.7

EXECUTION VERSION

AMENDMENT NO. 7

TO MASTER REPURCHASE AGREEMENT

Amendment No. 7 to Master Repurchase Agreement, dated as of December 14, 2018 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and United Shore Financial Services, LLC (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of December 31, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.    Alternative Rate. Article 4 of the Existing Master Repurchase Agreement is hereby amended by adding the following new subsection 4.14 immediately at the end thereof:

4.14    Alternative Rate. If prior to any Payment Date, Buyer determines in its sole discretion that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining One-Month LIBOR, One-Month LIBOR is no longer in existence, or the administrator of One-Month LIBOR or a Governmental Authority having jurisdiction over Buyer has made a public statement identifying a specific date after which One-Month LIBOR shall no longer be made available or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), Buyer may give prompt notice thereof to Seller, whereupon the Applicable Pricing Rate from the date specified in such notice, which may be the Scheduled Unavailability Date, for such period, and for all subsequent periods until such notice has been withdrawn by Buyer, shall be an alternative benchmark rate (including any mathematical or other adjustments to the benchmark rate (if any) incorporated therein) (any such rate, a “Successor Rate”), together with any proposed Successor Rate Conforming Changes, as determined by Buyer in its sole discretion.

SECTION 2.    Margin Deficit and Margin Call. Section 6.3(b) of the Existing Master Repurchase Agreement is hereby amended by deleting subsection (ii) in its entirety and replacing it with the following:

(ii)    pay one or more Repurchase Prices, as applicable, in an amount sufficient to reduce the related Purchase Price so that the related Purchase Price (or the related Aggregate Outstanding Purchase Price) is less than or equal to the Asset Value of the Purchased Asset (or the aggregate Asset Value of the Purchased Assets, as applicable).

SECTION 3.    All Transactions. Section 7.2(a) of the Existing Master Repurchase Agreement is hereby amended by deleting subsection (iv) in its entirety and replacing it with the following:

(iv)    for each Mortgage Loan that is subject to the proposed Transaction that is also subject to a security interest (including any precautionary security interest) immediately prior to the Purchase Date, a Warehouse Lender’s Release, bailee letter or Seller’s Release, as applicable, for such Mortgage Loan. The secured party shall have filed Uniform Commercial Code termination statements in respect of any Uniform Commercial Code filings made in respect of such Mortgage Loan, and each such release and Uniform Commercial Code termination statement has been delivered to Buyer prior to each Transaction and to the Custodian as part of the Mortgage Loan File;

SECTION 4.    Representations and Warranties Concerning Seller. Section 8.1 of the Existing Master Repurchase Agreement is hereby amended by:

4.1    deleting clauses (t) and (aa) of such section in their respective entireties and replacing them with the following:

(t)    Chief Executive Office. Seller’s chief executive office is located at [***].

(aa)    No Adverse Actions. Seller has not received from any Agency, HUD, the FHA, the VA or the RD a notice of extinguishment or a notice indicating material breach, default or material non-compliance which Buyer reasonably determines may entitle such Agency or HUD, the FHA, the VA or the RD to terminate, suspend, sanction or levy penalties (in excess of [***] individually or in the aggregate) against Seller, or a notice from any Agency, HUD, the FHA, the VA or the RD indicating any adverse fact or circumstance in respect of Seller which Buyer reasonably determines may entitle such Agency or HUD, the FHA, the VA or the RD, as the case may be, to revoke any Approval or otherwise terminate, suspend Seller as an approved issuer, seller or servicer, as applicable, or with respect to which such adverse fact or circumstance has caused any Agency, HUD, the FHA, the VA or the RD to terminate Seller.

4.2    adding the following new clause (ee) immediately at the end thereof:

(ee)    Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION 5.    Affirmative Covenants. Article 9 of the Existing Master Repurchase Agreement is hereby amended by:

5.1    deleting subsections 9.3(i), (l), (m) and (r) in their respective entireties and replacing them with the following:

(i)    any Approved Investor that threatens to set-off amounts owed by Seller to such Approved Investor exceeding [***] in the aggregate against the purchase proceeds owed by the Approved Investor to Seller for the Purchased Assets (excluding amounts owed by Seller to the Approved Investor which are directly related to Purchased Assets and which are expressly allowed to be set-off by the Approved Investor pursuant to the Bailee Agreement);

(l)    any (i) change to the location of its chief executive office/chief place of business from that specified in Section 8.1(t), (ii) change in the name, identity or corporate structure (or the equivalent) or change in the location where Seller maintains its records with respect to the Purchased Assets or any Purchased Items other than in the normal course of business, or (iii) reincorporation or reorganization of Seller under the laws of another jurisdiction;

(m)    upon Seller becoming aware of any material penalties, sanctions or charges levied, or threatened to be levied (in excess of [***] individually or in the aggregate), against Seller or any change or threatened change in Approval status, or the commencement of any non-routine Agency Audit, investigation, or the institution of any action or the threat of institution of any material action against Seller by any Agency, HUD, FHA, VA, RD or any other agency, or any supervisory or regulatory Governmental Authority supervising or regulating the origination or servicing of mortgage loans by, or the issuer or seller status of, Seller;

(r)    any settlement with, or issuance of a consent order by, any Governmental Authority, in which the fines, penalties, settlement amounts or any other amounts owed by Seller thereunder exceeds [***] in the aggregate.

5.2    adding the following new subsection 9.19 immediately at the end thereof:

9.19    Beneficial Ownership Certification. Seller shall at all times either (i) ensure that the Seller has delivered to Buyer a Beneficial Ownership Certification, if applicable, and that the information contained therein is true and correct in all respects, or (ii) deliver to Buyer an updated Beneficial Ownership Certification within one (1) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects.

SECTION 6.    Events of Default. Sections 11.1(d), (j), (u) and (z) of the Existing Master Repurchase Agreement are hereby amended by deleting such sections in their respective entireties and replacing them with the following:

(d)    (i) Seller, or any of Seller’s Affiliates or Subsidiaries shall default under, or fail to perform as required under, or shall otherwise breach the terms of any instrument, agreement or contract between Seller or any of Seller’s Affiliates or Subsidiaries, on the one hand, and Buyer or any of Buyer’s Affiliates on the other; or (ii) Seller or any of Seller’s Subsidiaries shall default under, or fail to perform as required under, the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds or any other material agreement entered into by Seller or any of Seller’s Subsidiaries, on the one hand, and any third party on the other, which default or failure after the passage of any applicable cure entitles any party to require acceleration or prepayment of any indebtedness thereunder or shall otherwise fail to pay a matured Debt obligation in excess of [***];

(j)    one or more judgments or decrees shall be entered against Seller or any of Seller’s Affiliates or Subsidiaries involving a liability of $8,000,000 or more (to the extent that it is, in the reasonable determination of Buyer, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes), and all such judgments or decrees shall not have been satisfied, vacated, discharged, stayed or bonded pending appeal within thirty (30) days after entry thereof;

(u)    (i) a material breach of any of Seller’s or Servicer’s subservicing obligations, including, but not limited to, its failure to deposit any funds required to be deposited under Section 6.2(g) in the Custodial Account, or (ii) a Servicer Termination Event shall occur and Seller has not (A) appointed a successor servicer acceptable to Buyer in its good faith discretion and (B) delivered a fully executed Servicer Notice with such successor servicer, in each case within ninety (90) days, or such other date as determined by Buyer in its sole good faith discretion, following the occurrence of such Servicer Termination Event;

(z)    Seller has entered into any settlement with, or consented to the issuance of a consent order by, any Governmental Authority in which the fines, penalties, settlement amounts or any other amounts owed by Seller thereunder exceeds [***] in the aggregate; provided, that an Event of Default shall be deemed not to occur if Buyer, in its sole good faith discretion, within five (5) Business Days following receipt of notice from Seller pursuant to Section 9.3(r), of Seller’s entry into any such settlement or consent order, provides written approval to Seller (which may be via electronic mail), that such settlement or consent order by Seller is acceptable to Buyer.

SECTION 7.    Defined Terms. Exhibit A of the Existing Master Repurchase Agreement is hereby amended by:

7.1 deleting the definitions of “Applicable Pricing Rate”, “Change of Control”, “Executive Management”, “One-Month LIBOR”, “Payment Date”, “Seller’s Release”, “Servicer Termination Event” and “Warehouse Lender’s Release” in their respective entireties and replacing them with the following:

Applicable Pricing Rate: With respect to any date of determination, the greater of (i) One-Month LIBOR or a Successor Rate, and (ii) 0%. It is understood that the Applicable Pricing Rate shall be adjusted on a daily basis.

Change of Control: Change of Control shall mean any of the following with respect to any Person:

(a)    if such Person is a corporation, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of Seller under an employee benefit plan of such Person, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of such Person representing fifty-one (51%) percent or more of (A) the outstanding shares of common stock or membership interests of such Person or (B) the combined voting power of such Person’s then-outstanding securities;

(b)    if such Person is a legal entity other than a corporation, the majority voting control of such Person, or its equivalent, under such Person’s governing documents is transferred to any Person;

(c)    such Person is party to a merger or consolidation, or series of related transactions, which results in the voting securities or majority voting control interest of such Person outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities or a majority voting controlling interest of the surviving or another entity) at least fifty-one (51%) percent of the combined voting power of the voting securities or majority voting control interest of such Person or such surviving or other entity outstanding immediately after such merger or consolidation;

(d)    the sale or disposition of all or substantially all of such Person’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(e)    if such Person is a Delaware limited liability company, such Person enters into any transaction or series of transactions to adopt, file, effect or consummate a Division, or otherwise permits any such Division to be adopted, filed, effected or consummated;

(f)    the dissolution or liquidation of such Person; or

(g)    any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

Executive Management: Seller’s (i) chairman of the board of directors, (ii) chief executive officer, (iii) president, and (iv) chief financial officer.

One-Month LIBOR: The daily rate per annum (rounded to three (3) decimal places) for one-month U.S. dollar denominated deposits as offered to prime banks in the London interbank market, as published on the Official ICE LIBOR Fixings page by Bloomberg or in the Wall Street Journal as of the date of determination.

Payment Date: With respect to (i) Unused Facility Fees, by the thirtieth (30th) day following the end of each quarter, (ii) Over/Under Account interest, the tenth (10th) Business Day of each quarter, and (iii) Price Differential, the fifth (5th) Business Day of each month; provided, however, in each case, Buyer may change the Payment Date from time to time upon thirty (30) days prior notice to Seller.

Seller’s Release: A Seller’s release in substantially the form set forth in Exhibit P hereto.

Servicer Termination Event: The occurrence of any of the following conditions or events shall be a Servicer Termination Event:

(a)    Servicer ceases to meet the qualifications for maintaining all Approvals, such Approvals are revoked or such Approvals are materially modified;

(b)    Servicer becomes subject to any penalties (in excess of [***] individually or in the aggregate), restitution (in excess of [***] individually or in the aggregate) or sanctions by any Agency, HUD, FHA, VA, or RD;

(c)    Servicer fails to service the Eligible Assets subject to Transactions materially in accordance with applicable Agency Guides resulting in a diminution in value of any such Eligible Asset;

(d)    Servicer fails to service the Eligible Assets subject to Transactions materially in accordance with the related Servicing Agreement or otherwise defaults under the related Servicing Agreement, after giving effect to any applicable notice or grace periods;

(e)    Servicer fails to maintain all state and federal licenses necessary to do business in any jurisdiction where Mortgaged Property is located if such license is required, or to be in compliance with any licensing laws of any jurisdiction where Mortgaged Property is located;

(f)    [reserved];

(g)    [reserved];

(h)    an Insolvency Event shall have occurred with respect to Servicer or any of its Affiliates or Subsidiaries; or Servicer shall admit in writing its inability to, or intention not to, perform any of its obligations under this Agreement or any of the other Principal Agreements to which it is a party; or Buyer shall have determined in good faith that Servicer is unable to meet its financial commitments as they come due;

(i)    a Change of Control shall occur with respect to Servicer, which has not been approved by Buyer, which approval shall not be unreasonably withheld or delayed; or

(j)    a Material Adverse Effect shall occur with respect to Servicer.

Warehouse Lender’s Release: A warehouse lender’s release in substantially the form set forth in Exhibit Q hereto.

7.2    adding the following new definitions in their proper alphabetical order:

Beneficial Ownership Certification: A certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.

Delaware LLC Act: Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.

Dividing LLC: A Delaware limited liability company that is effecting a Division pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.

Division: The division of a Dividing LLC into two or more domestic limited liability companies pursuant to and in accordance with Section 18-217 of the Delaware LLC Act.

Scheduled Unavailability Date: As defined in Section 4.14 of this Agreement.

Successor Rate: A rate determined by Buyer in accordance with Section 4.14 hereof.

Successor Rate Conforming Changes: With respect to any proposed Successor Rate, any spread adjustments or other conforming changes to the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of Buyer, to reflect the adoption of such Successor Rate and to permit the administration thereof by Buyer in a manner substantially consistent with market practice.

7.3    deleting the definition of “LIBOR Floor” in its entirety.

SECTION 8.    Exhibits.

8.1    Exhibit K to the Existing Master Repurchase Agreement is hereby amended by deleting Seller’s notice information in its entirety and replacing it with the following:

United Shore Financial Services,

LLC 585 South Blvd., E.

Pontiac, Michigan 48341

Attention: Timothy J. Forrester, Chief Financial Officer

Email: [***]

With copy to:

United Shore Financial Services, LLC

585 South Blvd., E.

Pontiac, Michigan 48341

Attention: Matthew Roslin, Chief Legal Officer

Email: [***]

8.2    Exhibits P and Q are hereby amended by deleting them in their respective entireties and replacing them with Annex A and B attached hereto, respectively.

SECTION 9.    Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 10.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 11.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 12.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 13.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 14.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Vice President

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 7 to Master Repurchase Agreement (BANA/United Shore)

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer

By:
Name:
Title:

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Timothy J. Forrester
	Name:	Timothy J. Forrester
	Title:	CFO & EVP

Signature Page to Amendment No. 7 to Master Repurchase Agreement (BANA/United Shore)

ANNEX A

EXHIBIT P

FORM OF SELLER’S RELEASE

Bank of America, N.A.

[***]

[***]

Mail Code: [***]

[***]

Telephone: [***]

Facsimile: [***]

Attention: Warehouse Lending Collateral Team

Ladies and Gentlemen:

Reference is made to the Master Repurchase Agreement, dated as of December 31, 2014 (as amended, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) between Bank of America, N.A. (“Buyer”) and United Shore Financial Services, LLC (“Seller”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Repurchase Agreement.

With respect to the mortgage loans referenced in the attached schedule (GNMA/FNMA/FHLMC Pool/Contract #         ) such pool consisting of          loans with an aggregate principal balance of $     , (a) we hereby certify to you that the mortgage loans are not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loans, such release to be effective automatically without any further action by any party upon payment from Buyer to Seller of an amount equal to the Purchase Price, in accordance with the wire instructions in effect on the date of such payment.

Very truly yours,

UNITED SHORE FINANCIAL SERVICES, LLC

By:
Name:
Title:

Annex A-1

ANNEX B

EXHIBIT Q

FORM OF WAREHOUSE LENDER’S RELEASE

Bank of America, N.A.

Warehouse Lending

[***]

Mail Code: [***]

[***]

Telephone: [***]

Facsimile: [***]

Attention: Warehouse Lending Collateral Team

Ladies and Gentlemen:

Reference is made to the Master Repurchase Agreement, dated as of December 31, 2014 (as amended, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”) between Bank of America, N.A. (“Buyer”) and United Shore Financial Services, LLC (“Seller”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Repurchase Agreement.

We hereby release all right, interest or claim of any kind (including, without limitation, any security interest or lien) with respect to the mortgage loans referenced in the attached schedule [for inclusion only with respect to purchases of Participation Certificates under the Purchase and Sale Agreement: (GNMA/FNMA/FHLMC Pool/Contract #        )], such release to be effective automatically without any further action by any party, upon payment, in one or more installments in accordance with the wire instructions below, in immediately available funds, of an aggregate amount equal to or greater than $    .

Wire Instructions:
Bank:
ABA#:
Account Number:
Account Name:
Attention:

Very truly yours,

[WAREHOUSE LENDER]

By:
Name:
Title:

Annex B-1